UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2009

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”

On October 20, 2009, Parker-Hannifin Corporation issued a press release and presented a Webcast announcing earnings for the quarter ended September 30, 2009. The press release contains references to sales growth excluding the effects of acquisitions and foreign currency exchange rates. The effects of acquisitions and foreign currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period. A copy of the press release is filed as Exhibit 99.1 to this report. A copy of the Webcast presentation is filed as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press release issued by Parker-Hannifin Corporation, dated October 20, 2009.

99.2	Webcast presentation by Parker-Hannifin Corporation, dated October 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/S/ TIMOTHY K. PISTELL
Timothy K. Pistell
Executive Vice President - Finance and Administration and Chief Financial Officer

Date: October 20, 2009